Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

International Value Fund

(the “Fund”)

Supplement dated February 5, 2024 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2023, as supplemented and amended to date

At a meeting held on January 23-24, 2024 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved an Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and Goldman Sachs Asset Management, L.P. (“GSAM”) (the “GSAM Subadvisory Agreement”), and an Investment Sub-Advisory Agreement between VALIC and Columbia Management Investment Advisers, LLC (“Columbia”) with respect to the Fund (the “Columbia Subadvisory Agreement” and together with the GSAM Subadvisory Agreement, the “Subadvisory Agreements”). GSAM and Columbia will replace Allspring Global Investments, LLC (“Allspring”) as subadvisers to the Fund. The Board also approved certain changes to the Fund’s principal investment strategies and techniques.

The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about GSAM, Columbia, and their respective Subadvisory Agreements.

These changes are expected to become effective on or about April 29, 2024 (the “Effective Date”). On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:

The disclosure in the section of the Summary Prospectus entitled “Fund Summary: International Value Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of foreign issuers. The Fund will invest in securities of at least three different countries, including the United States. The Fund normally invests in common stock, preferred stock, rights, warrants and American Depository Receipts (ADRs). The Fund may purchase securities across any market capitalization. The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures) and options (including options on stocks and indices), for both hedging and non-hedging purposes including, for example, for investment purposes to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio. The Fund may also invest in equity index futures to manage exposure to the securities market and to maintain equity market exposure while managing cash flows.

The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency.

The Fund is sub-advised by both Goldman Sachs Asset Management, L.P. (“GSAM”) and Columbia Management Investment Advisers, LLC (“Columbia”). GSAM selects investments using an investment philosophy and a valuation discipline designed to identify what GSAM believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. GSAM employs a fundamental investment process that may integrate environmental, social and governance factors alongside traditional fundamental factors. No one factor or consideration is determinative in the stock selection process. In the portion of the Fund subadvised by GSAM, the Fund expects to invest a majority of its assets in a diversified portfolio of equity investments of dividend-paying non-U.S. issuers. A substantial portion of the assets in GSAM’s sleeve are invested in the securities of issuers located in the developed countries of Western Europe and in Australia, Japan and New Zealand. The Fund’s investments in a particular developed country may exceed 25% of its investment portfolio.

Columbia employs fundamental analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. In selecting investments, Columbia considers, among other factors: businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors; various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value, with Columbia believing that companies with lower valuations are generally more likely to provide opportunities for capital appreciation; a company’s current operating margins relative to its historic range and future potential; and/or potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.

Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

In the section of the Prospectus entitled “Fund Summary: International Value Fund – Principal Risks of Investing in the Fund,” the risk factor entitled “Emerging Markets Risk” is deleted in its entirety. Additionally, the following new principal risk factors are added: “Dividend-Paying Stocks Risk,” “Focused Fund Risk” and “Sector Risk.”

The disclosure in the subsection entitled “Performance Information” is deleted in its entirety and replaced with the following:

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net, USD unhedged) (a broad-based securities market index) and the MSCI EAFE Value NR USD Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Effective April 29, 2024, the Fund changed its benchmark index against which the Fund measures its performance from the MSCI ACWI ex USA Index (net) to the MSCI EAFE Index (net, USD unhedged). Fund management believes that the MSCI EAFE Index (net, USD unhedged) is more representative of the securities in which the Fund invests. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

GSAM and Columbia assumed subadvisory duties on April 29, 2024. From inception through September 9, 2018, Templeton Global Advisors Limited was subadviser to the Fund. From September 10, 2018 through April 29, 2024, Allspring Global Investments, LLC was subadviser to the Fund.

The performance table in the subsection entitled “Performance Information” is revised to include the average annual total returns of the MSCI EAFE Index (net, USD unhedged) and the MSCI EAFE Value NR USD Index.

In the subsection entitled “Investment Adviser,” all information relating to Allspring is deleted and the following is added:

The Fund is subadvised by GSAM and Columbia.

Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
GSAM
Alexis Deladerrière, CFA Managing Director	2024
Abhishek Periwal, CFA Vice President	2024
Columbia
Fred Copper, CFA Co-Portfolio Manager	2024
Daisuke Nomoto, CMA (SAAJ) Co-Portfolio Manager	2024
Paul J. DiGiacomo, CFA Co-Portfolio Manager	2024

In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies And Risks,” the disclosure in the subsection entitled “International Value Fund” is deleted in its entirety and replaced with the following:

The Fund seeks long-term growth of capital.

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of foreign issuers. The Fund will invest in securities of at least three different countries, including the United States. The Fund normally invests in common stock, preferred stock, rights, warrants and American Depository Receipts (ADRs). The Fund may purchase securities across any market capitalization. The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures) and options (including options on stocks and indices), for both hedging and non-hedging purposes including, for example, for investment purposes to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio. The Fund may also invest in equity index futures to manage exposure to the securities market and to maintain equity market exposure while managing cash flows.

The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency.

The Fund is sub-advised by both Goldman Sachs Asset Management, L.P. (“GSAM”) and Columbia Management Investment Advisers, LLC (“Columbia”). GSAM selects investments using an investment philosophy and a valuation discipline designed to identify what GSAM believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. GSAM employs a fundamental investment process that may integrate environmental, social and governance factors alongside traditional fundamental factors. No one factor or consideration is determinative in the stock selection process. In the portion of the Fund subadvised by GSAM, the Fund expects to invest a majority of its assets in a diversified portfolio of equity investments of dividend-paying non-U.S. issuers. A substantial portion of the assets in GSAM’s sleeve are invested in the securities of issuers located in the developed countries of Western Europe and in Australia, Japan and New Zealand. The Fund’s investments in a particular developed country may exceed 25% of its investment portfolio.

Columbia employs fundamental analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. In selecting investments, Columbia considers, among other factors: businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors; various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value, with Columbia believing that companies with lower valuations are generally more likely to provide opportunities for capital appreciation; a company’s current operating margins relative to its historic range and future potential; and/or potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.

Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

The Fund may use futures or forward foreign currency contracts to manage risk or to enhance return.

The Fund is also subject to the following additional risks: Credit Risk, Emerging Markets Risk, Interest Rate Risk, Foreign Sovereign Debt Risk, Non-Hedging Foreign Currency Trading Risk, U.S. Government Securities Risk and Cybersecurity Risk.

In the subsection entitled “Management – Investment Subadvisers,” all references to Allspring as subadviser to the Fund are deleted in their entirety.

The heading “International Value Fund” and the following paragraph are added to the subsection entitled “Management – Investment Subadvisers – Goldman Sachs Asset Management, L.P. (“GSAM”)”:

The team responsible for managing the International Value Fund is Alexis Deladerrière, CFA and Abhishek Periwal, CFA.

Mr. Deladerrière is the Head of International Developed Markets Equity within the Fundamental Equity team and the portfolio manager for the International Equity Income strategy. Mr. Deladerrière joined GSAM in July 2002 as a research analyst.

Mr. Periwal is a portfolio manager for international equity strategies within the Fundamental Equity team, including the International Equity Income strategy. Mr. Periwal joined GSAM in 2007 as an investment analyst.

The heading “International Value Fund” and the following paragraph are added to the subsection entitled “Management – Investment Subadvisers – Columbia Management Investment Advisers, LLC (“Columbia”)”:

The International Value Fund is managed by Fred Copper, CFA, Daisuke Nomoto, CMA (SAAJ), and Paul J. DiGiacomo, CFA.

Fred Copper, CFA, is the lead and senior portfolio manager on the Overseas Equity team for Columbia Management. He joined one of the Columbia Management legacy firms in 2005 as head of International Equities. Previously, he was a senior vice president with Putnam Investments where he co-managed $1.5 billion in international and global value portfolios, as well as serving as a lead manager for a small-cap value portfolio and as a member of the global value portfolio management team. Prior to that, he was an assistant vice president with Wellington Management Company. He has been a member of the investment community since 1990. He received a B.S. from Boston College and an MBA from the University of Chicago. In addition, he holds the CFA® designation.

Daisuke Nomoto, CMA (SAAJ), is head of Japanese equities at Columbia Management. Prior to his current role, he was a director and senior portfolio manager on the Overseas Equity team. He joined one of the Columbia Management legacy firms in 2005. Previously, he worked as an equity analyst at Putnam Investments. Prior to that, Mr. Nomoto held a variety of positions for Nippon Life Insurance, including four years as a senior portfolio manager and equity analyst at Nissay Asset Management, Tokyo, and five years as an equity analyst with NLI International. He received a B.A. from Shiga University, Japan. Mr. Nomoto is a chartered member of the Security Analysts Association of Japan.

Paul J. DiGiacomo, CFA, is a senior portfolio manager on the Overseas Equity team for Columbia Management. He joined Columbia Columbia Management in 2006. Previously, he worked at Putnam Investments as an analyst. Prior to that, he worked for Good Humor-Breyers Ice Cream as a manufacturing supervisor and served as a captain in the U.S. Army Corps of Engineers. He has been a member of the investment community since 2001. He received a B.S. in civil engineering from Brown University and an MBA from the Tuck School of Business at Dartmouth College. In addition, he holds the CFA® designation and is a licensed professional engineer.

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